Events after the balance sheet date	6 Months Ended
Jun. 30, 2019
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Events after the balance sheet date

24. Events after the balance sheet date

POTENTIAL IPO OF BUDWEISER APAC

On 12 July 2019, the company decided that it is not proceeding with the proposed public offering of a minority stake in our Asia Pacific subsidiary, Budweiser Brewing Company APAC Limited, (Budweiser APAC), on the Hong Kong Stock Exchange at that time.

AGREEMENT TO SELL CARLTON & UNITED BREWERIES TO ASAHI GROUP HOLDINGS AND ONGOING EVALUATION OF A POTENTIAL IPO OF BUDWEISER APAC

On 19 July 2019, the company announced an agreement to divest its Australian business (Carlton & United Breweries) to Asahi Group Holdings, Ltd. (Asahi) for 16.0 billion Australian dollar, equivalent to approximately 11.3 billion US dollar, in enterprise value for an implied multiple of 14.9x 2018 normalized EBITDA. As part of this transaction, the company will grant Asahi rights to commercialize its portfolio of global and international brands in Australia. This transaction is subject to customary closing conditions, including but not limited to regulatory approvals in Australia, and is expected to close by the first quarter of 2020.

Additionally, the company informed that it continues to believe in the strategic rationale of a potential offering of a minority stake of Budweiser APAC, excluding Australia, provided that it can be completed at the right valuation.

This statement does not constitute an offer to sell or the solicitation of an offer to buy shares in Budweiser APAC.